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CURTISS-WRIGHT CORPORATION
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The Corporate Governance Proposals

•	Advice of Experts

Outside Counsel and Bankers Provided Advice With Respect to the Adoption of Corporate Governance Measures Already Implemented by a Significant Proportion of the Company’s Peers:

•	Board Size
•	Written Consent Limitations
•	Special Meeting Limitations
•	Supermajority Voting
•	Classified Board of Directors

•	Reaction to Shareholder Concerns

Company Eliminated Classified Board of Directors to Address Shareholder Concerns

•	Recapitalization Increases The Governance Role of Public Shareholders

Unitrin’s 44% Holding Made it Unlikely that Any Person Could Gain Control of the Company Without Unitrin’s Consent –The Elimination of Unitrin As A Shareholder Increases the Role of Public Stockholders in the Affairs of the Company

•	Benefits of Corporate Governance Proposals

Proposals Provide an Orderly Process For Maximizing or Enhancing Shareholder Value In Responding to Offers to Acquire Control of the Company

Confidential

CURTISS-WRIGHT CORPORATION

CONSIDERATIONS RELATING TO TRADING CHARACTERISTICS OF CURTISS-WRIGHT COMMON STOCK

October 2, 2001

CURTISS-WRIGHT CORPORATION

Current vs. Proposed Structure

Current ownership structure as of November 1, 2000	Proposed ownership structure based on ownership as of November 1, 2000

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CURTISS-WRIGHT CORPORATION

Comparable Company Liquidity Profile

Curtiss-Wright's public float and trading volume are significantly less than its peers.

(Shares and Dollars in millions) Company	Market Value of Public Float	Float as a % of Market Cap	Shares in Float	LTM Daily Average Volume of Shares	LTM Daily Average Trading % of Float
Alliant Techsystems Inc.	$1,759	99%	21.1	0.278	1.32%
Teleflex Incorporated	1,128	80%	31.2	0.130	0.42%
Precision Castparts Corp.	1,087	100%	51.3	0.417	0.81%
Roper Industries, Inc.	1,051	94%	29.1	0.100	0.35%
Ametek, Inc.	741	93%	31.0	0.109	0.35%
Barnes Group Inc.	341	93%	17.3	0.018	0.10%
AAR Corp.	205	95%	25.7	0.078	0.31%
Sequa Corporation	186	38%	4.2	0.007	0.18%
Triumph Group, Inc.	175	48%	7.6	0.073	0.96%
MOOG Inc.	153	50%	6.7	0.026	0.25%
Herley Industries, Inc.	139	93%	9.8	0.069	0.71%
Aviall, Inc.	116	98%	18.2	0.093	0.51%
Heico Corporation	106	40%	7.2	0.024	0.51%
Ducommun Incorporated	78	90%	8.7	0.008	0.09%

Peer Group Median	$ 195	93%	17.7	0.076	0.38%
Curtiss-Wright	$ 230	55%	5.6	0.009	0.16%
Change from Peer Median(%)	17.7%	(37.7%)	(68.6%)	(88.1%)	(58.1%)

Source: Bloomberg, IDD. Data as of 9/26/01 2

CURTISS-WRIGHT CORPORATION

Relative Equity Coverage

Low liquidity and institutional interest is reflected in Curtiss-Wright's low equity research coverage.

Analyst Coverage
LL Rank	Company	Curtiss- Wright	AAR	Alliant	Ametek	Aviall	Barnes	Ducommun	HEICO	Herley	MOOG	Precision CastParts	Roper	Sequa	Teleflex	Triumph

	Market Value of Float	$230	$205	$1,759	$741	$116	$341	$78	$106	$139	$153	$1,087	$1,051	$186	$1,128	$175
2	Merrill Lynch			Yes					Yes		Yes					Yes
3	Lehman Brothers			Yes
RU	SSB			Yes								Yes
RU	CSFB			Yes								Yes			Yes
NR	ABN Amro Inc.										Yes		Yes
NR	Bear Stearns				Yes
NR	BofA Montgomery												Yes
NR	Deutsche Bank		Yes		Yes										Yes	Yes
NR	First Union			Yes	Yes	Yes			Yes		Yes		Yes		Yes
NR	Goldman Sachs		Yes									Yes			Yes
NR	ING Barings
NR	Janney Montgomery				Yes					Yes			Yes		Yes
NR	JP Morgan			Yes
NR	Lazard Freres
NR	Legg Mason														Yes
NR	Raymond James								Yes
NR	Robert Baird												Yes
NR	Robinson Humphrey												Yes
NR	SG Cowen										Yes
NR	UBS Warburg
NR	Wasserstein										Yes	Yes
NR	William Blair		Yes

	Total Sell-Side Analysts	0	3	6	4	1	0	0	3	1	5	4	6	0	6	2
	Total Buy-Side Analysts	5	2	1	3	1	0	2	1	2	1	5	1	0	3	1

Note:	Two buy-side analysts have initiated coverage of Curtiss-Wright following the announcement of the recapitalization-spinoff.

Source: First Call; dated as of 9/26/01 RU: Runner Up NR: Not Ranked 3

CURTISS-WRIGHT CORPORATION

CW vs. Peer 5 Year Share Price Performance

DAILY DATA — 9/26/1996 THROUGH 9/26/2001

Source: IDD Information Services 4

CURTISS-WRIGHT CORPORATION

Carve-Spin Sample

Set forth below are a number of spin-offs that had pre-spin trading histories "untainted" by announcement of a future spin-off at the time of the initial equity carve out.

(Dollars in millions) Parent	SpinCo.	Pre-spin Market Cap.	Pre-spin Public Float	Spin Size		Spin/ Market Cap		Date
Harcourt General	Neiman Marcus	$ 1,323	$ 609	$ 579		43	.8%(a)	10/22/99
IMS Health	Gartner Group	$ 2,404	$1,230	$ 1,174		46.8%		7/27/99
Fingerhut Companies	Metris Companies	$ 961	$ 163	$ 798		83.0%		9/25/98
Ford Motor Company	Associates First Capital	$29,217	$5,635	$23,582	(b)	80.7%		4/7/98
WMS Industries Inc.	Midway Games Inc.	$ 871	$ 115	$ 756		86.8%		4/6/98
Enserch Corporation	EEX Corporation	$ 1,009	$ 169	$ 840		83.4%		8/5/97
Trinity Industries, Inc.	Halter Marine Group Inc.	$ 277	$ 52	$ 225		81.3%		3/31/97
Peter Kiewit & Sons	MFS Communications	$ 2,698	$ 944	$ 1,754		65.0%		10/2/95
Sears, Roebuck and Co.	Allstate Corporation	$14,962	$2,975	$11,987		80.3%		7/12/95
Freeport McMoRan Inc.	Freeport McMoRan Copper & Gold	$ 5,076	$2,099	$ 2,977		58.7%		7/11/95

Source: Bloomberg; Company public filings
(a)	Does not include 5.0 million Class A shares retained by Harcourt General
(b)	Does not include cash distribution of $3.2 billion in connection with the spin-off

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CURTISS-WRIGHT CORPORATION

Carve-Spin Sample Volume

The stocks of the
carve-sample exhibited
significantly increased
trading volume
following the spin off.

Source: IDD Information Services.
Carve-Spin sample includes Neiman Marcus Group, Metris Companies, Associates
First Capital, Midway Games, EEX Corp., Halter-Marine Group, MFS Communications,
Allstate Corp., Freeport-McMoRan Copper Co., and Gartner Group.

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CURTISS-WRIGHT CORPORATION

New Attention from Analysts

Company	Pre-spin coverage		Post-spin initiations (a)
Neiman Marcus Group	Lehman Brothers	Goldman Sachs	ABN Amro
	CS First Boston	ING Barings	Merrill Lynch
	Morgan Stanley Dean Witter	Bear Stearns
Janney Montgomery

Gartner Group	Salomon Smith Barney	CS First Boston	Piper Jaffray
	BT Alex. Brown	Morgan Stanley Dean Witter	BancBoston Robertson Stephens
	Hanifen Imhoff	Raymond James	Laidlaw
	Pacific Crest Securities	B of A Montgomery Securities
	Adams Harkness	William Blair
Stifel Nicolaus

Metris Companies	Bear Stearns & Co.	Sanford C. Bernstein	First Union Capital Markets
	Salomon Smith Barney	DLJ
	SBC Warburg Dillon Read	Furman Selz
BT Alex. Brown

Associates First	DLJ	Alex. Brown & Sons	ABN Amro
Capital	Morgan Stanley, Dean Witter	Bear Stearns & Co.	Raymond James & Assoc.
	Merrill Lynch	Prudential Securities
	Lehman Brothers	CS First Boston

Midway Games	Furman Selz	Wedbush Morgan Sec.	Wasserstein Perella Securities
	CIBC Oppenheimer		Glaser Capital Partners

EEX Corporation	Prudential Securities	Dean Witter Reynolds	CIBC Oppenheimer
	Comvest Partners	Bear Stearns & Co.	Wasserstein Perella
	Merrill Lynch		Sanders Morris Mundy
Fahnestock/Christopher Inst.

Halter Marine Group	Dean Witter Reynolds	Merrill Lynch	Morgan Keegan & Co.
	DLJ		Freeman Reports
Southcoast Capital Corp.

MFS Communications	Salomon Smith Barney	Morgan Stanley	Merrill Lynch
	Deutsche Bank Securities	Gerard Klauer Mattison	Lehman Brothers
Bear Stearns & Co.

Allstate Corporation	Deutsche Morgan Grenfell	Merrill Lynch	Oppenheimer & Co.
	DLJ	Dean Witter Reynolds	J.P. Morgan & Co.
	Smith Barney	A.G. Edwards
	CS First Boston	Prudential Securities
Lehman Brothers

Freeport-McMoRan	Smith Barney	Morgan Stanley	DLJ
Copper & Gold	Merrill Lynch	Prudential Securities	Deutsche Bank Securities
Bear Stearns & Co.
Lehman Brothers
CS First Boston

(a)	Initiations within two years following the spin-off. Source: Investext; Bloomberg.

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CURTISS-WRIGHT CORPORATION

Carve-Spin Sample Stock Performance

Individual stock price
performance of the
carve-spin sample did
not follow a discernable
trend following the spin-
off.

Source: IDD Information Services.

8

CURTISS-WRIGHT CORPORATION

Untainted Spin Sample Cumulative Excess Return Analysis

Following an initial
period of dislocation
that may be partially
due to a shareholder
shift, the untainted spin
sample on average outperformed
the market.

Source: IDD Information Services.

Note: Cumulative excess return relative to the S&P500.

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